SCHEDULE 14C INFORMATION

                                 (Rule 14c-101)

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           REDHAND INTERNATIONAL, INC.

                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

              ----------------------------------------------------
                              INFORMATION STATEMENT
                                 TO STOCKHOLDERS
                                       OF
                           REDHAND INTERNATIONAL, INC.
                         277 WEST 11TH STREET, SUITE 3A
                            NEW YORK, NEW YORK. 10014
                                 (212) 924-3548
              ----------------------------------------------------

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is furnished to holders of shares of common stock, $.001 par value (the "Common Stock"), of REDHAND INTERNATIONAL, INC. (the "Company") to notify such stockholders that on or about January 31, 2005, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 51 % of the total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") approving a reverse split of common stock at a rate of ten (10) old shares of common stock for each one (1) new share of common stock (the "Stockholder Matter") is first being mailed or furnished to the Company's stockholders on or about January 10, 2005, and such matters shall not become effective until at least 10 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

      The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.


                          OUTSTANDING VOTING SECURITIES

      As of October 31, 2004 (the "Record Date"), out of the 50,000,000 shares of Common Stock authorized there were 46,240,000 shares of Common Stock issued and outstanding.

      Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company's stockholders. Each share of Common Stock was entitled to one (1) vote.

      The Company's Board of Directors approved this action on November 15, 2004, and recommended that the Articles of Incorporation be amended in order to effectuate the name change.

      The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "NEVADA LAW"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this
Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

      The Board of Directors of the Company has determined that all Shareholders need not return their certificates to have them re-issued by the Transfer Agent.


                             PRINCIPAL STOCKHOLDERS

The following table sets forth information as of October 31, 2004, with respect to the beneficial ownership of the 46,240,000 outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.

                                                            COMMON STOCK
                                                        ---------------------
                                                                        # OF
NAME OF BENEFICIAL OWNER                                % OF SHARES     CLASS
------------------------                                -----------     -----
5% STOCKHOLDER & EXECUTIVE OFFICERS AND DIRECTORS
Richard Oravec   (Director)                                       0       0%
Simon P. Thurlow (President & Director)                  40,000,000      87%


                      DESCRIPTION OF THE STOCKHOLDER MATTER

APPROVAL OF REVERSE SPLIT

The Board of Directors has determined that it is in the best interest of the Company to approve a reverse split of 10 to 1 of its issued and outstanding common stock (the "New Common Stock"). It is necessary to take this action to allow the Company to attract the interest of the financial community.

The Board of Directors has fixed the effective date of the reverse split as January 13, 2005, (the "Effective Date"). As of the Effective Date, a shareholder of the Company will receive one (1) new share of common stock for each ten (10) old shares of common stock of the Company. The resolution adopted by the Board of Directors calls for each fractional share to be rounded downward. This means, for example, if a shareholder owns 85 shares of the old common stock of the Company prior to January 13, 2005, that after the Effective Date he or she will be issued 8 shares of New Common Stock of the Company. The amount is determined by taking the 85 shares of old common stock and dividing that number by 10, leaving a remainder of 8 shares of New Common Stock and ignoring the 0.5 left over. In the case of fractional shares, they will be rounded down to the nearest whole share; therefore a shareholder would then be the owner of the next lowest whole number of shares. This is being done to avoid additional expense to the Company.

The Board of Directors has also determined, with the approval of a majority of shares entitled to vote, that in order to receive the New Common Stock a shareholder need not return the certificate representing Old Common Stock.

The Board of Directors believes that by effectuating the reverse split of the common stock, it will increase the attractiveness of the Company to the financial community.

Based upon the number of shares outstanding on October 31, 2004, of 46,240,000 there will be approximately 4,624,000 shares outstanding after the reverse.

As a result of the actions to be taken, it is the belief of the Board of Directors that it will not cause the Company to become a privately held corporation, nor will the actions cause the Company to be de-listed or being prevented from trading, solely as a result of these actions.

DISSENTERS' RIGHTS OF APPRAISAL

Under Nevada Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

POTENTIAL ANTI-TAKEOVER EFFECT

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate the Company's shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and shareowners a series of amendments to our Certificate of Incorporation. Other than the proposal for the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation ad this time that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

                             ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:
(1)   Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004
(2)   Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004
(2)   Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004; and
(3)   Annual Report on Form 10-KSB, as amended for the year ended December 31,
      2003


IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Mr. Simon Piers-Thurlow
Redhand International, Inc.
277 West 11th Street, Suite 3A
New York, New York. 10014
(212) 924-3548

By order of the Board of Directors of
Redhand International, Inc.


By: /s/ Simon Piers Thurlow
---------------------------
Name:  Simon Piers-Thurlow
Title: Chief Executive Officer and President

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 10-QSB

                                   -----------

|X| QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2004

                                       OR

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM _______ TO _______

                                    000-26211
                            (Commission file number)

                           REDHAND INTERNATIONAL, INC.

        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   95-4666270
                        (IRS Employer Identification No.)

                          277 WEST 11TH STREET, APT. 3A
                            NEW YORK, NEW YORK. 10014
                    (Address of principal executive offices)

                                 (212) 924-3548
                           (Issuer's telephone number)

              (Former name, former address and former fiscal year,
                         if changed since last report)

             CLASS                          OUTSTANDING AS OF SEPTEMBER 30, 2004
             -----                          ------------------------------------
COMMON STOCK, $.001 PAR VALUE                              6,240,000

    Transitional Small Business Disclosure Format (check one): |_| Yes |X| No
================================================================================

                           REDHAND INTERNATIONAL, INC.
                                   FORM 10-QSB
                               SEPTEMBER 30, 2004

                                      INDEX

                                                                            Page
Part I - FINANCIAL INFORMATION

Item 1.  Financial Statements (Unaudited)
         Consolidated Balance Sheets..........................................2
         Consolidated Statements of Operations................................3
         Consolidated Statements of Cash Flows................................4
         Consolidated Statements of Stockholders' Equity......................5
         Notes to Consolidated Financial Information..........................6

Item 2   Management's Discussion & Analysis...................................8

Item 3   Controls and Procedures..............................................9

Part II - OTHER INFORMATION

Item 1.  Legal Proceedings....................................................9

Item 2.  Changes In Securities................................................9

Item 3.  Defaults Upon Senior Securities......... ............................9

Item 4.  Submission Of Matters To A Vote Of Security Holders..................9

Item 5.  Other Information...................................................10

Item 6.  Exhibits and Reports on Form 8-K....................................10

Signatures...................................................................10

Certifications...............................................................10


                                       -1-
================================================================================

REDHAND INTERNATIONAL, INC.
(A Development Stage Company)
BALANCE SHEET
SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS

Current Assets
Cash and Cash Equivalents                                            $       --

                                                                     ----------
Total current assets                                                 $       --
                                                                     ----------
                                                                     $       --
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities                                                  $       --

                                                                     ----------
Total current liabilities                                            $       --
                                                                     ----------

STOCKHOLDERS' DEFICIT
Common Stock, $.001 par value,
  50,000,000 shares authorized,
  6,240,000 issued and outstanding                                   $      101
Additional  Paid-in Capital                                              50,548
Deficit Accumulated During the Development Stage                        (50,649)
                                                                     ----------
Total Stockholders' Deficit                                          $       --
                                                                     ----------
                                                                     $       --
                                                                     ==========


                                       -2-
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

                                           Three Months Ended            Nine Months Ended
                                        9/30/04       9/30/03       9/30/04        9/30/03
                                    (Unaudited)   (Unaudited)    (Unaudited)    (Unaudited)
Revenues                            $        --   $        --   $        --    $        --

General & Administrative Expenses            --            --            --             --
                                    -----------   -----------   -----------    -----------
Income (Loss) Before
Discontinued Operations,
Net Of Income Taxes of $-0-                  --            --            --             --
                                    -----------   -----------   -----------    -----------
Discontinued Operations,
Net Of Income Taxes of $-0-                  --       (40,988)           --        (74,763)
                                    -----------   -----------   -----------    -----------
Net Loss                            $        --   $   (40,988)  $        --    $   (74,763)
                                    ===========   ===========   ===========    ===========
Loss Per Share
Basic                               $        --   $    (0.004)  $        --    $    (0.008)
                                    ===========   ===========   ===========    ===========
Weighted Average Number of
Common Shares outstanding             6,240,000     9,240,000     6,240,000      9,240,000
                                    ===========   ===========   ===========    ===========


                                       -3-
================================================================================

                           REDHAND INTERNATIONAL, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASHFLOWS
                                   (UNAUDITED)

                                                      Nine months ended
                                                   9/30/043       9/30/03
                                                  ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Loss                                       $       --     $  (74,763)
   Adjustments to reconcile net loss
   to net cash (used) by operations:
   Depreciation                                           --          2,358
   Increase in Accounts Payable                           --         57,341
   Increase in Taxes Payable                              --          4,000
   Increase in Accrued Liabilities                        --         (1,705)
                                                  ----------     ----------

Net cash provided by operating activities                 --        (12,769)
                                                  ----------     ----------

                                                  ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES:                     --             --
                                                  ----------     ----------

                                                  ----------     ----------
NET CASH USED IN INVESTING ACTIVITIES                     --             --
                                                  ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Paid-in-capital                                        --             --
   Officer Advances                                       --         18,301
                                                  ----------     ----------
Net cash provided by financing activities                 --         18,301
                                                  ----------     ----------

                                                  ----------     ----------
NET INCREASE (DECREASE) IN CASH                   $       --     $    5,532
                                                  ----------     ----------
CASH, BEGINNING OF PERIOD                                 --             --
                                                  ----------     ----------
CASH, END OF PERIOD                               $       --     $    5,532
                                                  ----------     ----------


                                       -4-
================================================================================

                           REDHAND INTERNATIONAL, INC
                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                        Common Stock
                                                                                Paid-In      Retained
                                                        Shares     Amount       Capital       Deficit
                                                        ------     ------       -------       -------
BALANCE - DECEMBER 31, 1997                             50,000        $50       $49,450       ($1,227)

September 15, 1998
Public offering Regulation D
issued for cash                                        100,000       $100       $24,900
Net (Loss) year ended 12/31/98                                                               ($61,600)
                                                   --------------------------------------------------
BALANCE - DECEMBER 31, 1998                            150,000       $150       $74,850      ($62,827)

Net (Loss) year ended 12/31/99                                                               ($38,132)
                                                   --------------------------------------------------

BALANCE - DECEMBER 31, 1999                            150,000       $150       $74,850     ($100,959)

Net (Loss) year ended 12/31/00                                                                ($6,881)
                                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2000                            150,000       $150       $74,850     ($107,840)

Net (Loss) year ended 12/31/01                                                               ($15,337)
                                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2001                            150,000       $150       $74,850     ($123,177)

20:1 forward stock split 1/18/02                     2,850,000

3 for 1 stock dividend 11/14/02                      6,240,000

Net (Loss) year ended 12/31/02                                                               ($34,623)
                                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2002                          9,240,000       $150       $74,850     ($157,800)

Retirement of Stock - 9/30/03                       (3,000,000)       (49)      (24,302)
Net Gain year ended 12/31/03                                                                 $107,151
                                                   --------------------------------------------------

                                                   ==================================================
BALANCE - DECEMBER 31, 2003                          6,240,000       $101       $50,548      ($50,649)
                                                   ==================================================

Net Gain/(Loss) period ended 9/30/04                                                               $0
                                                   --------------------------------------------------

                                                   ==================================================
BALANCE - SEPTEMBER 30, 2004                         6,240,000       $101       $50,548      ($50,649)
                                                   ==================================================


                                       -5-
================================================================================

                           REDHAND INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION, BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

            ORGANIZATION

The Company was organized on October 9, 1997, under the laws of the State of Nevada, under the name Eight Ball Corporation.

            BUSINESS

The Company sold its operating subsidiary, consisting of a pool hall and restaurant, on September 30, 2003. The Company is actively looking to effect a merger or combination with a profitable third party buyer.

            GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no operating history nor any revenues or earnings from operations. The Company intends to resolve its liquidity problems through pursuing a merger or combination with a profitable third party buyer. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

            SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES IN FINANCIAL STATEMENTS - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Actual results could vary from the estimates that were used.

CASH AND CASH EQUIVALENTS - For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

FIXED ASSETS - Major expenditures that substantially increase the useful lives of assets are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated amortization are removed from the accounts and resulting gains or losses are included in income. Amortization will be provided on a straight- line basis over the estimated useful lives of the assets.

DEFERRED REVENUE - Deferred revenue represents amounts received from customers for tooling costs that will be amortized over an estimated number of units delivered pursuant to the customers purchase order.


                                       -6-
================================================================================

INCOME TAXES - Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

EARNINGS PER COMMON SHARE - Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.

NOTE 2: STOCKHOLDERS' EQUITY

            AUTHORIZED STOCK

The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.001 per share.

            PRIVATE PLACEMENT

On October 9, 1997, the Company issued 50,000 shares of its common stock for $50,000 cash.

On September 15, 1998, the Company completed a public offering that was offered without registration under the Securities Act of 1933, as amended, in reliance upon the exemption from registration afforded by sections 4 (2) and 2 (b) of the Securities Act and Regulation D promulgated there under. The Company sold 100,000 shares at a price of $0.04 per share for a total amount raised of $25,000.

On January 18, 2002, the Company executed a forward stock split of 20:1 for all shares issued and outstanding that resulted in there being 3,000,000 shares issued and outstanding.

On November 14, 2002, the Company executed a three for one stock dividend for all shares issued and outstanding that resulted in there being 9,240,000 shares issued and outstanding.

On September 30, 2003, the Company exchanged its restaurant and pool hall operations in return for the retirement of 3,000,000 shares, resulting in there being 6,240,000 shares outstanding.

            OTHER MATTERS

On May 24, 2004, the Company's listing for its stock was changed from the OTC Bulletin Board to the OTC US Market (Pink Sheets).


                                       -7-
================================================================================

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

FORWARD-LOOKING STATEMENTS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or our behalf. We disclaim any obligation to update forward-looking statements.

            BUSINESS

The Company was engaged in the restaurant and pool hall industry prior to September 30, 2003. The company currently does not have any assets, and any expenses will need to be borrowed from the Company's officers or shareholders. The ongoing administrative costs of the Registrant are minimal. These include monthly transfer agent, administrative costs, and quarterly costs associated with required SEC filings.

While we may, under certain circumstances, seek to effect business combinations with one or more than one target business, unless and until additional financing is available, we do not believe that we will have sufficient financing to pursue an additional business combination without effecting a further change in control in the Company. We are however constantly looking for any business transaction that would be in the best interests of our shareholders.

            EQUIPMENT AND EMPLOYEES

The Company does not own or lease any assets, and our President, our single employee, does not receive a salary. On August 10, 2004, Mr. Richard Oravec resigned as the Company's President, but he remained on the Board of Directors. Mr. Simon P. Thurlow was elected President and a Director by the Board of Directors on August 10, 2004.

RESULTS OF OPERATIONS

During the third quarter of the Registrant's fiscal year, ending September 30th, 2004, the Registrant's operating unit did not have any sales. Therefore a comparison of sales to the previous year is not an accurate representation of the increase or decrease of the revenues, costs and sales of the Registrant.


                                       -8-
================================================================================

LIQUIDITY AND FINANCIAL RESOURCES

The Company experienced sales, expenses, and a profit of zero for the quarter ended September 30th, 2004. For the quarter ended September 30th, 2003, the Company incurred a net loss of $(40,988).

These factors raise doubts about the Company's ability to continue as a going concern. It is the intention of the Company's management to increase revenues significantly, through growth and acquisitions. The ultimate success of these measures is not reasonably determinable at this time.

SUBSEQUENT EVENTS

None

ITEM 3. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures. Our chief executive officer and our chief financial officer, after evaluating the effectiveness of the Company's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15-d-14(c)) as of a date (the "Evaluation Date") within 90 days before the filing date of this quarterly report, have concluded that as of the Evaluation Date, our disclosure controls and procedures were adequate and designed to ensure that material information relating to us and our consolidated subsidiaries would be made known to them by others within those entities.

(b) Changes in internal controls. There were no significant changes in our internal controls or to our knowledge, in other factors that could significantly affect our disclosure controls and procedures subsequent to the Evaluation Date.

PART II: OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

None.

ITEM 2. CHANGES IN SECURITIES.

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


                                       -9-
================================================================================

None.

ITEM 5. OTHER INFORMATION.

None.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Exhibits
      31.1  Section 302 Certification
      32.1  Section 906 Certification
      ------------

(b) Reports on Form 8-K filed during the three months ended September 30, 2004.

None


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 24, 2004
                                      RedHand International, Inc.


                                      /s/ Simon Thurlow
                                      -----------------
                                      Simon Thurlow, President

                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Simon P. Thurlow, President, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of RedHand International Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the Corporation, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 24, 2004
                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

                                                                    Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of RedHand International, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon P. Thurlow as President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

November 24, 2004

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 10-QSB

                                   -----------

|X| QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2004

                                       OR

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM _______ TO _______

                                    000-26211
                            (Commission file number)

                           REDHAND INTERNATIONAL, INC.

        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   95-4666270
                        (IRS Employer Identification No.)

                          277 WEST 11TH STREET, APT. 3A
                            NEW YORK, NEW YORK. 10014
                    (Address of principal executive offices)

                            (212) 924-3548 (Issuer's
                                telephone number)

              (Former name, former address and former fiscal year,
                         if changed since last report)

            CLASS                                OUTSTANDING AS OF JUNE 30, 2004
            -----                                -------------------------------
COMMON STOCK, $.001 PAR VALUE                                6,240,000

    Transitional Small Business Disclosure Format (check one): |_| Yes |X| No
================================================================================

                           REDHAND INTERNATIONAL, INC.
                                   FORM 10-QSB
                                  JUNE 30, 2004

                                      INDEX

                                                                            Page
Part I - FINANCIAL INFORMATION

Item 1.  Financial Statements (Unaudited)
         Consolidated Balance Sheets..........................................2
         Consolidated Statements of Operations................................3
         Consolidated Statements of Cash Flows................................4
         Consolidated Statements of Stockholders' Equity......................5
         Notes to Consolidated Financial Information..........................6

Item 2   Management's Discussion & Analysis...................................8

Item 3   Controls and Procedures..............................................9

Part II - OTHER INFORMATION

Item 1.  Legal Proceedings....................................................9

Item 2.  Changes In Securities................................................9

Item 3.  Defaults Upon Senior Securities......... ............................9

Item 4.  Submission Of Matters To A Vote Of Security Holders..................9

Item 5.  Other Information...................................................10

Item 6.  Exhibits and Reports on Form 8-K....................................10

Signatures...................................................................10

Certifications...............................................................10


                                       -1-
================================================================================

REDHAND INTERNATIONAL, INC.
(A Development Stage Company)
BALANCE SHEET
JUNE 30, 2004 (UNAUDITED)

ASSETS

Current Assets
Cash and Cash Equivalents                                            $       --

                                                                     ----------
Total current assets                                                 $       --
                                                                     ----------
                                                                     $       --
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities                                                  $       --

                                                                     ----------
Total current liabilities                                            $       --
                                                                     ----------

STOCKHOLDERS' DEFICIT
Common Stock, $.001 par value,
  50,000,000 shares authorized,
  6,240,000 issued and outstanding                                   $      101
Additional  Paid-in Capital                                              50,548
Deficit Accumulated During the Development Stage                        (50,649)
                                                                     ----------
Total Stockholders' Deficit                                          $       --
                                                                     ----------
                                                                     $       --
                                                                     ==========


                                       -2-
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

                                           Three Months Ended                   Year Ended
                                        6/30/04       3/31/04      12/31/03       12/31/02
                                    (Unaudited)   (Unaudited)
Revenues                            $        --   $        --   $        --    $        --

General & Administrative Expenses            --            --            --             --
                                    -----------   -----------   -----------    -----------
Income (Loss) Before
Discontinued Operations, Net
Of Income Taxes of $-0-                      --            --            --             --
                                    -----------   -----------   -----------    -----------
Discontinued Operations, Net
Of Income Taxes of $-0-                      --            --       (74,763)       (34,623)

Gain on Disposal of
Discontinued Operations, Net
Of Income Taxes of $-0-                      --            --       181,914             --

                                    -----------   -----------   -----------    -----------
Net Loss                                     --            --   $   107,151    $   (34,623)
                                    ===========   ===========   ===========    ===========
Loss Per Share
Basic                               $        --   $        --   $   0.01262    $  (0.00374)
                                    ===========   ===========   ===========    ===========
Weighted Average Number of
Common Shares outstanding             6,240,000     6,240,000     8,490,000      9,240,000
                                    ===========   ===========   ===========    ===========


                                       -3-
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                April 1st   January 1st    January 1st     January 1st
                                                       to            to             to              to
                                                  6/30/04       3/31/04       12/31/03        12/31/02
                                              (Unaudited)   (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss from Discontinued Operations          $      --      $      --      $ (74,763)      $ (34,623)
Adjustments to reconcile net income (loss)
to cash provided by operating activities:
Depreciation                                          --             --          2,358           3,144
Gain on Sale of Restaurant                                           --             --         181,914
Decrease in Inventory                                 --             --         14,842             797
Increase in Accounts Payable                          --             --        (48,326)         12,794
Increase in Officer's advances                        --             --        (57,592)         48,326
(Decrease) in Accrued Liabilities                     --             --         (4,297)        (30,438)
                                               ---------      ---------      ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES             --             --         14,136              --
                                               ---------      ---------      ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of Equipment                                     --             --         10,215              --
                                               ---------      ---------      ---------       ---------
NET CASH FROM INVESTING ACTIVITIES                                   --             --          10,215
                                               ---------      ---------      ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Retirement of Common Stock                            --             --        (24,351)             --
                                               ---------      ---------      ---------       ---------
NET CASH USED IN FINANCING ACTIVITIES                                --             --         (24,351)
                                               ---------      ---------      ---------       ---------
Net increase in Cash                           $      --      $      --      $      --       $      --
Cash - Beginning of Period                     $      --      $      --      $      --       $      --
                                               ---------      ---------      ---------       ---------
Cash - End of Period                           $      --      $      --      $      --       $      --
                                               =========      =========      =========       =========


                                       -4-
================================================================================

                           REDHAND INTERNATIONAL, INC
                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                      Common Stock
                                                                              Paid-In      Retained
                                                      Shares     Amount       Capital       Deficit
                                                      ------     ------       -------       -------
BALANCE - DECEMBER 31, 1997                           50,000        $50       $49,450       ($1,227)

September 15, 1998
Public offering Regulation D
issued for cash                                      100,000       $100       $24,900
Net (Loss) year ended 12/31/98                                                             ($61,600)
                                                 --------------------------------------------------
BALANCE - DECEMBER 31, 1998                          150,000       $150       $74,850      ($62,827)

Net (Loss) year ended 12/31/99                                                             ($38,132)
                                                 --------------------------------------------------

BALANCE - DECEMBER 31, 1999                          150,000       $150       $74,850     ($100,959)

Net (Loss) year ended 12/31/00                                                              ($6,881)
                                                 --------------------------------------------------

BALANCE - DECEMBER 31, 2000                          150,000       $150       $74,850     ($107,840)

Net (Loss) year ended 12/31/01                                                             ($15,337)
                                                 --------------------------------------------------

BALANCE - DECEMBER 31, 2001                          150,000       $150       $74,850     ($123,177)

20:1 forward stock split 1/18/02                   2,850,000

3 for 1 stock dividend 11/14/02                    6,240,000

Net (Loss) year ended 12/31/02                                                             ($34,623)
                                                 --------------------------------------------------

BALANCE - DECEMBER 31, 2002                        9,240,000       $150       $74,850     ($157,800)

Retirement of Stock - 9/30/03                     (3,000,000)       (49)      (24,302)
Net Gain year ended 12/31/03                                                               $107,151
                                                 --------------------------------------------------

                                                 ==================================================
BALANCE - DECEMBER 31, 2003                        6,240,000       $101       $50,548      ($50,649)
                                                 ==================================================

Net Gain/(Loss) period ended 6/30/04                                                             $0
                                                 --------------------------------------------------

                                                 ==================================================
BALANCE - JUNE 30, 2004                            6,240,000       $101       $50,548      ($50,649)
                                                 ==================================================


                                       -5-
================================================================================

                           REDHAND INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION, BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

            ORGANIZATION

The Company was organized on October 9, 1997, under the laws of the State of Nevada, under the name Eight Ball Corporation.

            BUSINESS

The Company sold its operating subsidiary, consisting of a pool hall and restaurant, on September 30, 2003. The Company is actively looking to effect a merger or combination with a profitable third party buyer.

            GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no operating history nor any revenues or earnings from operations. The Company intends to resolve its liquidity problems through pursuing a merger or combination with a profitable third party buyer. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

            SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES IN FINANCIAL STATEMENTS - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Actual results could vary from the estimates that were used.

CASH AND CASH EQUIVALENTS - For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

FIXED ASSETS - Major expenditures that substantially increase the useful lives of assets are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated amortization are removed from the accounts and resulting gains or losses are included in income. Amortization will be provided on a straight- line basis over the estimated useful lives of the assets.

DEFERRED REVENUE - Deferred revenue represents amounts received from customers for tooling costs that will be amortized over an estimated number of units delivered pursuant to the customers purchase order.


                                       -6-
================================================================================

INCOME TAXES - Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

EARNINGS PER COMMON SHARE - Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.

NOTE 2: STOCKHOLDERS' EQUITY

            AUTHORIZED STOCK

The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.001 per share.

            PRIVATE PLACEMENT

On October 9, 1997, the Company issued 50,000 shares of its common stock for $50,000 cash.

On September 15, 1998, the Company completed a public offering that was offered without registration under the Securities Act of 1933, as amended, in reliance upon the exemption from registration afforded by sections 4 (2) and 2 (b) of the Securities Act and Regulation D promulgated there under. The Company sold 100,000 shares at a price of $0.04 per share for a total amount raised of $25,000.

On January 18, 2002, the Company executed a forward stock split of 20:1 for all shares issued and outstanding that resulted in there being 3,000,000 shares issued and outstanding.

On November 14, 2002, the Company executed a three for one stock dividend for all shares issued and outstanding that resulted in there being 9,240,000 shares issued and outstanding.

On September 30, 2003, the Company exchanged its restaurant and pool hall operations in return for the retirement of 3,000,000 shares, resulting in there being 6,240,000 shares outstanding.

            OTHER MATTERS

On May 24, 2004, the Company's listing for its stock was changed from the OTC Bulletin Board to the OTC US Market (Pink Sheets).

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

FORWARD-LOOKING STATEMENTS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or our behalf. We disclaim any obligation to update forward-looking statements.

            BUSINESS

The Company was engaged in the restaurant and pool hall industry prior to September 30, 2003. The company currently does not have any assets, and any expenses will need to be borrowed from the Company's officers or shareholders. The ongoing administrative costs of the Registrant are minimal. These include monthly transfer agent, administrative costs, and quarterly costs associated with required SEC filings.

While we may, under certain circumstances, seek to effect business combinations with one or more than one target business, unless and until additional financing is available, we do not believe that we will have sufficient financing to pursue an additional business combination without effecting a further change in control in the Company. We are however constantly looking for any business transaction that would be in the best interests of our shareholders.

            EQUIPMENT AND EMPLOYEES

The Company does not own or lease any assets, and our President, our single employee, does not receive a salary.

RESULTS OF OPERATIONS

During the second quarter of the Registrant's fiscal year, ending June 30th, 2004, the Registrant's operating unit did not have any sales. Therefore a comparison of sales to the previous year is not an accurate representation of the increase or decrease of the revenues, costs and sales of the Registrant.

LIQUIDITY AND FINANCIAL RESOURCES

The Company experienced sales, expenses, and a profit of zero for the quarter ended June 3oth, 2004. For the quarter ended June 30th, 2003, the Company incurred a net loss of $(27,747).

These factors raise doubts about the Company's ability to continue as a going concern. It is the intention of the Company's management to increase revenues significantly, through growth and acquisitions. The ultimate success of these measures is not reasonably determinable at this time.

SUBSEQUENT EVENTS

On August 10, 2004, Mr. Richard Oravec resigned as the Company's President, but he remained on the Board of Directors. Mr. Simon P. Thurlow was elected President and a Director by the Board of Directors on August 10, 2004.

ITEM 3. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures. Our chief executive officer and our chief financial officer, after evaluating the effectiveness of the Company's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15-d-14(c)) as of a date (the "Evaluation Date") within 90 days before the filing date of this quarterly report, have concluded that as of the Evaluation Date, our disclosure controls and procedures were adequate and designed to ensure that material information relating to us and our consolidated subsidiaries would be made known to them by others within those entities.

(b) Changes in internal controls. There were no significant changes in our internal controls or to our knowledge, in other factors that could significantly affect our disclosure controls and procedures subsequent to the Evaluation Date.

PART II: OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

None.

ITEM 2. CHANGES IN SECURITIES.

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


                                       -9-
================================================================================

None.

ITEM 5. OTHER INFORMATION.

None.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Exhibits
      31.1  Section 302 Certification
      32.1  Section 906 Certification
      ------------

(b) Reports on Form 8-K filed during the three months ended June 30, 2004.

None


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 24, 2004
                                      RedHand International, Inc.


                                      /s/ Simon Thurlow
                                      -----------------
                                      Simon Thurlow, President


                                      -10-
================================================================================

                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Simon P. Thurlow, President, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of RedHand International Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the Corporation, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 24, 2004
                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

                                                                    Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of RedHand International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon P. Thurlow as President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

November 24, 2004

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 10-QSB

                                   -----------

|X| QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2004

                                       OR

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM _______ TO _______

                                    000-26211
                            (Commission file number)

                           REDHAND INTERNATIONAL, INC.

        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   95-4666270
                        (IRS Employer Identification No.)

                          277 WEST 11TH STREET, APT. 2F
                            NEW YORK, NEW YORK. 10014
                    (Address of principal executive offices)

                                 (212) 924-3548
                           (Issuer's telephone number)

              (Former name, former address and former fiscal year,
                         if changed since last report)

            CLASS                               OUTSTANDING AS OF MARCH 31, 2004
            -----                               --------------------------------
COMMON STOCK, $.001 PAR VALUE                               6,240,000

   Transitional Small Business Disclosure Format (check one): |_| Yes |X| No
================================================================================

                           REDHAND INTERNATIONAL, INC.
                                   FORM 10-QSB
                                  MARCH 31,2004

                                      INDEX

                                                                            Page
Part I - FINANCIAL INFORMATION

Item 1.  Financial Statements (Unaudited)
         Consolidated Balance Sheets..........................................2
         Consolidated Statements of Operations................................3
         Consolidated Statements of Cash Flows................................4
         Consolidated Statements of Stockholders' Equity......................5
         Notes to Consolidated Financial Information..........................6

Item 2   Management's Discussion & Analysis..................................10

Item 3   Controls and Procedures.............................................11

Part II - OTHER INFORMATION

Item 1.  Legal Proceedings...................................................11

Item 2.  Changes In Securities...............................................11

Item 3.  Defaults Upon Senior Securities......... ...........................11

Item 4.  Submission Of Matters To A Vote Of Security Holders.................11

Item 5.  Other Information...................................................11

Item 6.  Exhibits and Reports on Form 8-K....................................11

Signatures...................................................................12

Certifications...............................................................12


                                       -1-
================================================================================

REDHAND INTERNATIONAL, INC
(A Development Stage Company)
BALANCE SHEET
MARCH 31, 2004 (UNAUDITED)

ASSETS

Current Assets
Cash and Cash Equivalents                                            $       --

                                                                     ----------
Total current assets                                                 $       --
                                                                     ----------
                                                                     $       --
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities                                                  $       --

                                                                     ----------
Total current liabilities                                            $       --
                                                                     ----------

STOCKHOLDERS' DEFICIT
Common Stock, $.001 par value,
  50,000,000 shares authorized,
  6,240,000 issued and outstanding                                   $      101
Additional  Paid-in Capital                                              50,548
Deficit Accumulated During the Development Stage                        (50,649)
                                                                     ----------
Total Stockholders' Deficit                                                  --
                                                                     ----------
                                                                     $       --
                                                                     ==========


                                       -2-
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

                                      Three Months Ended                       Year Ended
                                           3/31/04           12/31/03           12/31/02
                                         (Unaudited)
Revenues                                 $        --       $        --        $        --

General & Administrative Expenses                 --                --                 --
                                         -----------       -----------        -----------
Income (Loss) Before
Discontinued Operations, Net
Of Income Taxes of $-0-                           --                --                 --
                                         -----------       -----------        -----------
Discontinued Operations, Net
Of Income Taxes of $-0-                           --           (74,763)           (34,623)

Gain on Disposal of
Discontinued Operations, Net
Of Income Taxes of $-0-                           --           181,914                 --
                                         -----------       -----------        -----------
Net Loss                                          --       $   107,151        $   (34,623)
                                         ===========       ===========        ===========
Loss Per Share
Basic                                    $        --       $   0.01262        $  (0.00374)
                                         ===========       ===========        ===========
Weighted Average Number of
Common Shares outstanding                  6,240,000         8,490,000          9,240,000
                                         ===========       ===========        ===========


                                       -3-
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             Three Months Ended                        For the Years Ended
                                                    January 1st          January 1st           January 1st
                                                             to                   to                    to
                                                        3/31/04             12/31/03              12/31/02
                                                     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss from Discontinued Operations                $       --           $  (74,763)           $  (34,623)
Adjustments to reconcile net income (loss)
to cash provided by operating activities:
Depreciation                                                 --                2,358                 3,144
Gain on Sale of Restaurant                                                        --               181,914
Decrease in Inventory                                        --               14,842                   797
Increase in Accounts Payable                                 --              (48,326)               12,794
Increase in Officer's advances                               --              (57,592)               48,326
(Decrease) in Accrued Liabilities                            --               (4,297)              (30,438)
                                                     ----------           ----------            ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                    --               14,136                    --
                                                     ----------           ----------            ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of Equipment                                            --               10,215                    --
                                                     ----------           ----------            ----------

NET CASH FROM INVESTING ACTIVITIES                                                --                10,215
                                                     ----------           ----------            ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Retirement of Common Stock                                   --              (24,351)                   --
                                                     ----------           ----------            ----------

NET CASH USED IN FINANCING ACTIVITIES                                             --               (24,351)
                                                     ----------           ----------            ----------
Net increase in Cash                                 $       --           $       --            $       --
Cash - Beginning of Period                           $       --           $       --            $       --
                                                     ----------           ----------            ----------
Cash - End of Period                                 $       --           $       --            $       --
                                                     ==========           ==========            ==========


                                       -4-
================================================================================

REDHAND INTERNATIONAL, INC. AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT (UNAUDITED)

                           REDHAND INTERNATIONAL, INC
                        STATEMENT OF STOCKHOLDERS' EQUITY

                                              Common Stock
                                                                              Paid-In        Retained
                                              Shares           Amount         Capital         Deficit
                                              ------           ------         -------         -------
BALANCE - DECEMBER 31, 1997                   50,000              $50         $49,450         ($1,227)

September 15, 1998
Public offering Regulation D
issued for cash                              100,000             $100         $24,900
Net (Loss) year ended 12/31/98                                                               ($61,600)
                                         -----------      -----------     -----------     -----------
BALANCE - DECEMBER 31, 1998                  150,000             $150         $74,850        ($62,827)

Net (Loss) year ended 12/31/99                                                               ($38,132)
                                         -----------      -----------     -----------     -----------

BALANCE - DECEMBER 31, 1999                  150,000             $150         $74,850       ($100,959)

Net (Loss) year ended 12/31/00                                                                ($6,881)
                                         -----------      -----------     -----------     -----------

BALANCE - DECEMBER 31, 2000                  150,000             $150         $74,850       ($107,840)

Net (Loss) year ended 12/31/01                                                               ($15,337)
                                         -----------      -----------     -----------     -----------

BALANCE - DECEMBER 31, 2001                  150,000             $150         $74,850       ($123,177)

20:1 forward stock split 1/18/02           2,850,000

3 for 1 stock dividend 11/14/02            6,240,000

Net (Loss) year ended 12/31/02                                                               ($34,623)
                                         -----------      -----------     -----------     -----------

BALANCE - DECEMBER 31, 2002                9,240,000             $150         $74,850       ($157,800)

Retirement of Stock - 9/30/03             (3,000,000)             (49)        (24,302)
Net Gain year ended 12/31/03                                                                 $107,151
                                         -----------      -----------     -----------     -----------

                                         ===========      ===========     ===========     ===========
BALANCE - DECEMBER 31, 2003                6,240,000             $101         $50,548        ($50,649)
                                         ===========      ===========     ===========     ===========

Net Gain/(Loss) period ended 3/31/04                                                               $0
                                         -----------      -----------     -----------     -----------

                                         ===========      ===========     ===========     ===========
BALANCE - MARCH 31, 2004                   6,240,000             $101         $50,548        ($50,649)
                                         ===========      ===========     ===========     ===========


                                       -5-
================================================================================

                           REDHAND INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION, BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

            ORGANIZATION

The Company was organized on October 9, 1997, under the laws of the State of Nevada, under the name Eight Ball Corporation.

            BUSINESS

The Company sold its operating subsidiary, consisting of a pool hall and restaurant, on September 30, 2004. The Company is actively looking to effect a merger or combination with a profitable third party buyer.

            GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no operating history nor any revenues or earnings from operations. The Company intends to resolve its liquidity problems through pursuing a merger or combination with a profitable third party buyer. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

            SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES IN FINANCIAL STATEMENTS - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Actual results could vary from the estimates that were used.

CASH AND CASH EQUIVALENTS - For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

FIXED ASSETS - Major expenditures that substantially increase the useful lives of assets are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated amortization are removed from the accounts and resulting gains or losses are included in income. Amortization will be provided on a straight- line basis over the estimated useful lives of the assets.

DEFERRED REVENUE - Deferred revenue represents amounts received from customers for tooling costs that will be amortized over an estimated number of units delivered pursuant to the customers purchase order.

INCOME TAXES - Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.


                                       -7-
================================================================================

EARNINGS PER COMMON SHARE - Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.

NOTE 2: STOCKHOLDERS' EQUITY

            AUTHORIZED STOCK

The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.001 per share.

            PRIVATE PLACEMENT

On October 9, 1997, the Company issued 50,000 shares of its common stock for $50,000 cash.

On September 15, 1998, the Company completed a public offering that was offered without registration under the Securities Act of 1933, as amended, in reliance upon the exemption from registration afforded by sections 4 (2) and 2 (b) of the Securities Act and Regulation D promulgated thereunder. The Company sold 100,000 shares at a price of $0.04 per share for a total amount raised of $25,000.

On January 18, 2002, the Company executed a forward stock split of 20:1 for all shares issued and outstanding that resulted in there being 3,000,000 shares issued and outstanding.

On November 14, 2002, the Company executed a three for one stock dividend for all shares issued and outstanding that resulted in there being 9,240,000 shares issued and outstanding.

On September 30, 2003, the Company exchanged its restaurant and pool hall operations in return for the retirement of 3,000,000 shares, resulting in there being 6,240,000 shares outstanding.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

FORWARD-LOOKING STATEMENTS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or our behalf. We disclaim any obligation to update forward-looking statements.


                                       -9-
================================================================================

            BUSINESS

The Company was engaged in the restaurant and pool hall industry prior to September 30, 2003. The company currently does not have any assets, and any expenses will need to be borrowed from the Company's officers or shareholders. The ongoing administrative costs of the Registrant are minimal. These include monthly transfer agent, administrative costs, and quarterly costs associated with required SEC filings.

While we may, under certain circumstances, seek to effect business combinations with one or more than one target business, unless and until additional financing is available, we do not believe that we will have sufficient financing to pursue an additional business combination without effecting a further change in control in the Company. We are however constantly looking for any business transaction that would be in the best interests of our shareholders.

            EQUIPMENT AND EMPLOYEES

Mr. Oravec, the new President, Chief Financial Officer and director of the Company and the subsidiary, does not receive any salary.

SUBSEQUENT TRANSACTIONS

None

RESULTS OF OPERATIONS

During the first quarter of the Registrant's fiscal year, ending March 31, 2004, the Registrant's operating unit did not have any sales. Therefore a comparison of sales to the previous year is not an accurate representation of the increase or decrease of the revenues, costs and sales of the Registrant.

LIQUIDITY AND FINANCIAL RESOURCES

The Company experienced sales, expenses, and a profit of zero for the quarter ended March 31, 2004. For the quarter ended March 31, 2003, the Company incurred a net loss of $(18,529).

These factors raise substantial doubt about the Company's ability to continue as a going concern. It is the intention of the Company's management to increase revenues significantly, through growth and acquisitions. The ultimate success of these measures is not reasonably determinable at this time.


                                      -10-
================================================================================

ITEM 3. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures. Our chief executive officer and our chief financial officer, after evaluating the effectiveness of the Company's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15-d-14(c)) as of a date (the "Evaluation Date") within 90 days before the filing date of this quarterly report, have concluded that as of the Evaluation Date, our disclosure controls and procedures were adequate and designed to ensure that material information relating to us and our consolidated subsidiaries would be made known to them by others within those entities.

(b) Changes in internal controls. There were no significant changes in our internal controls or to our knowledge, in other factors that could significantly affect our disclosure controls and procedures subsequent to the Evaluation Date.

PART II: OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

None.

ITEM 2. CHANGES IN SECURITIES.

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 5. OTHER INFORMATION.

None.


                                      -11-
================================================================================

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Exhibits
      3.1   Articles of Incorporation of the Registrant*
      3.2   By-laws of the Registrant*
      31.1  Section 302 Certification
      32.1  Section 906 Certification
      ------------

* These documents are hereby incorporated by reference to Form SB-2, as amended, filed on August 17, 2001

(b) Reports on Form 8-K filed during the three months ended March 31, 2004.

None


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 24, 2004
                                      REDHAND INTERNATIONAL, Inc.


                                      /s/ Simon Thurlow
                                      ------------------------------------------
                                      Simon Thurlow, President/Financial Officer


                                      -12-
================================================================================

                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Simon P. Thurlow, President, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of RedHand International Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the Corporation, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 24, 2004
                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

                                                                    Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of RedHand International, Inc. (the "Company") on Form 10-QSB for the period ended 3/31/2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon
P. Thurlow as President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     By /s/ Simon P. Thurlow
                                                     -----------------------
                                                     Simon P. Thurlow, President

November 24, 2004

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 10-KSB

|X| QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

                                       OR

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM _______ TO _______

                                    000-26211
                            (Commission file number)

                           REDHAND INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

            NEVADA                                        95-4666270
(State or other jurisdiction                (I.R.S. Employer Identification No.)

                          277 WEST 11TH STREET, APT. 2F
                            NEW YORK, NEW YORK. 10014
                    (Address of principal executive offices)

                                 (212) 924-3548
                           (Issuer's telephone number)

              (Former name, former address and former fiscal year,
                         if changed since last report)

                                SECURE BLUE, INC.

                         5630 West Manchester Boulevard

                          Los Angeles, California 90045

            CLASS                            OUTSTANDING AS OF DECEMBER 31, 2003
            -----                            -----------------------------------
COMMON STOCK, $.001 PAR VALUE                              6,240,000

The common stock of RedHand International is traded on the OTC "Pink Sheets" under the symbol "RHNI".
      Issuer's revenues for its most recent fiscal year: $121,883.
      Transitional Small Business Disclosure Format (check one): |_| Yes |X| No

|X|   Check whether the issuer (1) filed all reports required to be filed by
      Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.
|_| Check if disclosure of delinquent filers in response to Item 405 of Regulation SB is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10KSB or any amendment to this Form 10-KSB.

================================================================================

                           RedHand International, Inc.
                                Table of Contents

DESCRIPTION OF BUSINESS                                                       2
DESCRIPTION OF PROPERTY                                                       2
LEGAL PROCEEDINGS                                                             2
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS                           2
MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS                      3
MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS                    4
FINANCIAL STATEMENTS                                                          9
CHANGES IN / DISAGREEMENTS WITH ACCOUNTANTS DISCLOSURE                        14
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS                  15
EXECUTIVE COMPENSATION                                                        15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                17
INDEX TO EXHIBITS AND REPORTS                                                 18
SIGNATURES                                                                    18


                                      - 1 -
================================================================================

PART ONE

ITEM 1. DESCRIPTION OF BUSINESS

BUSINESS

RedHand International, Inc. (the Company) was incorporated on October 9, 1997, under the laws of the State of Nevada, under the name `Eight Ball Corporation.' From inception through September 30, 2003, the Company operated a restaurant and pool hall ("Eight Ball Corporation," dba Westchester Sports Grill"), until a major shareholder acquired it in consideration for canceling 3,000,000 shares of Company common stock.

The Company seeks to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a "Business Combination") with an operating or development stage business (the "Target Business") which desires to utilize our status as a reporting corporation under the Securities Exchange Act of 1934 ("Exchange Act").

EQUIPMENT AND EMPLOYEES

Since disposing of its restaurant operations the Company has very limited operations, and thus owns no equipment and no employees, excepting the Company's president. The President does not receive any salary.

ITEM 2. DESCRIPTION OF PROPERTY

The company's office space is provided to the Company on a rent-free basis, and it is anticipated that this arrangement will remain until such time as the Company successfully consummates a merger or acquisition. Management believes that this arrangement will meet the Company's needs for the foreseeable future.

ITEM 3. LEGAL PROCEEDINGS

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.


                                      - 2 -
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PART TWO

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

RedHand International, Inc. (formally known as Secure Blue, Inc. where it was listed on the NASDAQ Bulletin Board under the symbol "SBLI"), is traded on the OTC "Pink Sheets" under the symbol "RHNI". The quotations provided are for the over the counter market which reflect interdealer prices without retail mark-up, mark-down or commissions, and may not represent actual transactions. The bid prices included below have been obtained from sources believed to be reliable:

================================================================================
PERIOD ENDING:                                   HIGH BID             LOW BID
--------------------------------------------------------------------------------
March 31, 2003                                    $2.25                $0.01
--------------------------------------------------------------------------------
June 30, 2003                                     $1.75                $0.62
--------------------------------------------------------------------------------
September 30, 2003                                $0.55                $0.14
--------------------------------------------------------------------------------
December 31, 2003                                 $0.45                $0.14
================================================================================

The Company had 6,240,000 shares of common stock issued and outstanding as of December 31, 2003, which were held by approximately 34 shareholders.

RECENT ISSUANCE & CANCELLATION OF SECURITIES

On January 18, 2002 the company issued executed a forward stock split of 20:1 for all shares issued and outstanding, that resulted in there being 3,000,000 shares issued and outstanding.

On November 14, 2002, the company executed a three-for-one stock dividend for all shares issued and outstanding, that resulted in there being 9,240,000 shares issued and outstanding.

On September 30, 2003, the company cancelled 3,000,000 of its outstanding shares in connection with disposing of its restaurant operations. As a result of this action, the number of common shares issued and outstanding decreased to 6,240,000.

LIQUIDATION

In the event of a liquidation of the Company, all stockholders are entitled to a pro rata distribution after payment of any claims.

DIVIDEND POLICY

The Company has never declared or paid cash dividends on its common stock and anticipates that all future earnings will be retained for development of its business. The payment of any future dividends will be at the discretion of the Board of Directors and will depend upon, among other things, future earnings, capital requirements, the financial condition of the Company and general business conditions.


                                      - 3 -
================================================================================

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

This Annual Report on form 10-KSB contains certain forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in the forward-looking statements due to a number of factors contained elsewhere herein. This commentary should read in conjunction with our financial statements that appear in this report.

FORWARD-LOOKING INFORMATION

Certain statements in this document are forward-looking in nature and relate to trends and events that may affect the Company's future financial position and operating results. The words "expect" "anticipate" and similar words or expressions are to identify forward-looking statements. These statements speak only as of the date of the document; those statements are based on current expectations, are inherently uncertain and should be viewed with caution. Actual results may differ materially from the forward-looking statements as a result of many factors, including changes in economic conditions and other unanticipated events and conditions. It is not possible to foresee or to identify all such factors. The Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date of this document that may affect the accuracy of any forward-looking statement.

GENERAL

RedHand International, Inc. (formally known as Secure Blue, Inc) is a Nevada corporation formed on October 9, 1997. On August 15th, 2003 RedHand International (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with RedHand(TM) Software, Ltd. (a U.K Corporation) ("RedHand"), a developer and marketer of a suite of software products that enables businesses to monitor the workplace activities of users connected to internal computer networks, to acquire all of the issued and outstanding common stock of RedHand, subject to the completion of mutual due diligence examinations and the completion of the acquisition of RedHand(TM) Software, Ltd. by Secure Blue, Inc. The closing date was scheduled to be September 30th, 2003.

Based upon a due diligence review the Agreement was deemed not to be in the best interests of the Company's shareholders and the merger did not take place. The 14,000,000 shares of its restricted common stock, par value $0.001 per share issued to the six selling RedHand(TM) Software, Ltd. shareholders were cancelled and the certificates were returned to the Company. Mr. James Leslie Pilkington, the RedHand(TM) Software, Ltd. chairman who was to become the Company's Chief Executive Officer, resigned.

The Company's assets and liabilities of its restaurant operations ("Eight Ball Corporation," dba Westchester Sports Grill") were acquired by Jose Garcia, as of September 30, 2003, in consideration for the cancellation of 3,000,000 shares of common stock previously held by Mr. Garcia. The Eight Ball Restaurant was never satisfactorily developed due to a shortage of expansion capital, a lack of subsequent marketing, and a general slow down in the Entertainment sector. The Eight Ball Restaurant's operations have benefited little from the public entity and have been burdened by the expense.

On January 8, 2003 the Company changed its name from Eight Ball Corporation to CardioBioscience Corporation in anticipation of a consummation of a business combination that subsequently never transpired. On February 7, 2003 the Company changed its name from CardioBioscience Corporation to Secure Blue, Inc. in anticipation of a consummation of a business combination.


                                      - 4 -
================================================================================

ITEM 6. MANAGEMENT'S DISCUSSION & ANALYSIS OR PLAN OF OPERATION, CONT.

On October 28th, 2003 the Company changed its name from Secure Blue, Inc to RedHand International, Inc. in anticipation of a consummation of a business combination that subsequently never transpired.

The Board of Directors of the Company, in their desire to maximize shareholder value, has elected to change their business plan to seek, investigate, and consummate a merger or other business combination, purchase of assets or other strategic transaction (i.e. a merger) with a corporation, partnership, limited liability company or other business entity desiring the perceived advantages of becoming a publicly reporting and publicly held corporation. We are a developmental stage company and have no operating business. Our ability to commence any operations is contingent upon obtaining adequate financial resources.

RESULTS OF OPERATIONS

During the fourth quarter of the Registrant's fiscal year, ending December 31, 2003, the Registrant did not have any sales. Therefore a comparison of sales to the previous year is not an accurate representation of the increase or decrease of the revenues, costs and sales of the Registrant.

LIQUIDITY AND FINANCIAL RESOURCES

After taking into consideration a gain from selling the discontinued operations to Mr. Garcia, the Company was left without an operating business. The company currently does not have any assets, and any expenses will need to be borrowed from the Company's officers or shareholders. The ongoing administrative costs of the Registrant are minimal. These include monthly transfer agent, administrative costs, and quarterly costs associated with required SEC filings.

These factors raise substantial doubt about the Company's ability to continue as a going concern. It is the intention of the Company's management to increase revenues significantly, through growth and acquisitions. The ultimate success of these measures is not reasonably determinable at this time.

RISK FACTORS

      The Company's business is subject to numerous risk factors, including the following:

      1. LACK OF HISTORY. The Company will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss which will increase continuously until the Company can consummate a business combination with a profitable business opportunity. There is no assurance that the Company can identify such a business opportunity and consummate such a business combination.

      2. THE COMPANY'S PROPOSED OPERATIONS IS SPECULATIVE. The success of the Company's proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek business combination(s) with entities having established operating histories, there can be no assurance that the Company will be successful in locating candidates meeting such criteria. In the event the Company completes a business combination, of which there can be no assurance, the success of the Company's operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond the Company's control.


                                      - 5 -
================================================================================

ITEM 6. MANAGEMENT'S DISCUSSION & ANALYSIS OR PLAN OF OPERATION, CONT.

      3. SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS. The Company is and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well - financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be desirable target candidates for the Company. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete in seeking merger or acquisition candidates with numerous other small public companies.

      4. NO ASSURANCE THAT AN ACQUISITION OR MERGER WILL BE CONSUMMATED.

      5. CONTINUED MANAGEMENT CONTROL, LIMITED TIME AVAILABILITY. While seeking a business combination, management anticipates devoting up to forty hours per week to the business of the Company. The Company has not obtained key man life insurance on any its officers or directors. Notwithstanding the combined limited experience and time commitment of management, loss of the services of any of these individuals would adversely affect development of the Company's business and its likelihood of continuing operation. See "Item 5- Directors, Executive Officers, Promoters and Control Persons."

      6. THERE MAY BE CONFLICTS OF INTEREST. Officers and directors of the Company may in the future participate in business ventures which could be deemed to compete directly with the Company. Additional conflicts of interest and non-arms length transactions may also arise in the future in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business. Management has adopted a policy that the Company will not seek a merger with, or acquisition of, any entity in which management serve as officers, directors or partners, or in which they or their family members own or hold any ownership interest.

      7. REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITIONS. Sections 13 and 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"), require companies subject thereto to provide certain information about significant acquisitions, including certified financial statements for the company acquired, covering one, two, three years, depending on then relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 1934 Act are applicable.

      8. LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION. The Company has neither conducted, nor have others made available to it, results of market research indicating that market demands exists for the transactions contemplated by the Company. Moreover, the Company does not have, and does not plan to establish, a marketing organization. Even in the event demand is identified for a merger or acquisition contemplated by the Company, there is no assurance the Company will be successful in completing any such business combination.


                                      - 6 -
================================================================================

ITEM 6. MANAGEMENT'S DISCUSSION & ANALYSIS OR PLAN OF OPERATION, CONT.

      9. LACK OF DIVERSIFICATION. The Company's proposed operations, even if successful, will in all likelihood result in the Company engaging in a business combination with a business opportunity. Consequently, the Company's activities may be limited to those engaged in by business opportunities which the Company merges with or acquires. The Company's inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry and therefore increase the risks associated with the Company's operations.

      10. REGULATION. Although the Company will be subject to regulation under the 1934 Act, management believes the Company will not be subject to regulation under the Investment Company Act of 1940, insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act of 1940. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. The Company has obtained no formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act of 1940, and consequently, and violation of such Act would subject the Company to adverse consequences.

      11. PROBABLE CHANGE IN CONTROL AND MANAGEMENT. A business combination involving the issuance of the Company's common Shares will, in all likelihood, result in shareholders of a private company obtaining a controlling interest in the Company. Any such business combination may require management of the Company to sell or transfer all or a portion of the Company's Common Shares held by them, or resign as members of the Board of Directors of the Company. The resulting change in control of the Company could result in removal of one or more present officers and directors of the Company and a corresponding reduction in or elimination of their participation in the future affairs of the Company.

      12. REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING BUSINESS COMBINATION. The Company's primary plan of operation is based upon a business combination with a private concern which, in all likelihood, would result in the Company issuing securities to shareholders of any such private company. The issuance of previously authorized and unissued Common Shares of the Company would result in reduction in percentage of shares owned by present and prospective shareholders of the Company and may result in a change in control or management of the Company.

      13. DISADVANTAGES OF COMBINATION WITH CERTAIN ENTITIES. The Company may enter into a business combination with an entity that desires to establish a public trading market for its shares. A business opportunity may attempt to avoid what it deems to be adverse consequences of undertaking its own public offering by seeking a business combination with the Company. Such consequences may include, but are not limited to time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the inability or unwillingness to comply with various federal and state laws enacted for the protection of investors.


                                      - 7 -
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ITEM 6. MANAGEMENT'S DISCUSSION & ANALYSIS OR PLAN OF OPERATION, CONT.

      14. TAXATION. Federal and state tax consequences will, in all likelihood, be major considerations in any business combination the Company may undertake. Currently, such transactions may be structured so as to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. The Company intends to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target entity; however, there can be no assurance that such business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes that may have an adverse effect on both parties to the transaction.

      15. REQUIREMENT OF AUDITED FINANCIAL STATEMENTS MAY DISQUALIFY BUSINESS OPPORTUNITIES. Management of the Company believes that any potential business opportunity must provide audited financial statements for review, for the protection of all parties to the business combination. One or more attractive business opportunities may choose to forego the possibility of a business combination with the Company, rather than incur the expenses associated with preparing audited financial statements.

      16. DILUTION. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's then shareholders.


                                      - 8 -
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                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
RedHand International, Inc.

      We have audited the accompanying balance sheet of RedHand International as of December 31, 2003; and the related statement of operations, stockholders' equity and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financials referred to above present fairly, in all material respects, the financial position of Redhand International, Inc. at December 31, 2003; and the results of operations and their cash flows for the period ended December 31, 2003 in conformity with generally accepted accounting principles.

The financial statements for the years ended December 31, 2001 and December 31, 2002 were audited by other auditors and they expressed an unqualified opinion on them in their reports dated May 3, 2002, and March 27, 2003, respectively.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a stockholders' deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


United Financial LLC

122 E 42 St - Suite 2100
New York NY 10168

November 9, 2004


                                      - 9 -
================================================================================

REDHAND INTERNATIONAL, INC.
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2003

ASSETS

Current Assets
Cash and Cash Equivalents                                            $       --

                                                                     ----------
Total current assets                                                 $       --
                                                                     ----------
Total Assets                                                         $       --
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
                                                                     $       --
                                                                     ----------
Total Current Liabilities                                            $       --
                                                                     ----------

STOCKHOLDERS' DEFICIT
Common Stock, $.001 par value,
  50,000,000 shares authorized,
  6,240,000 issued and outstanding                                   $      101
Additional  Paid-in Capital                                              50,548
Deficit Accumulated During the Development Stage                        (50,649)
                                                                     ----------
Total Stockholders' Deficit                                          $       --
                                                                     ----------
Total Liabilities and Stockholders' Deficit                          $       --
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.


                                     - 10 -
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

                                        FOR THE YEARS ENDING DECEMBER 31,
                                           2003           2002           2001

Revenues                            $        --    $        --    $        --

General & Administrative Expenses            --             --             --
                                    -----------    -----------    -----------

Income (Loss) Before Discontinued
Discontinued Operations, Net of
Income Taxes of $-0-                         --             --             --
                                    -----------    -----------    -----------

Discontinued Operations, Net of
Income Taxes of $-0-                    (74,763)       (34,623)       (15,337)

Gain on Disposal of
Discontinued Operations, Net of
Income Taxes of $-0-                    181,914             --             --
                                    -----------    -----------    -----------

Net Gain/(Loss)                     $   107,151    $   (34,623)   $   (15,337)
                                    ===========    ===========    ===========

Gain /(Loss) Per Share
Basic                               $   0.01262    $   (0.0038)   $   (0.1022)
                                    ===========    ===========    ===========

Weighted Average Number of
Common Shares outstanding             8,490,000      9,240,000        150,000
                                    ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.


                                     - 11 -
================================================================================

                           REDHAND INTERNATIONAL, INC
                        STATEMENT OF STOCKHOLDERS' EQUITY

                                          COMMON STOCK
                                                                PAID-IN      RETAINED
                                        SHARES      AMOUNT      CAPITAL       DEFICIT
                                        ------      ------      -------       -------
BALANCE - DECEMBER 31, 1997             50,000     $    50     $ 49,450       ($1,227)

September 15, 1998
Public offering Regulation D
issued for cash                        100,000     $   100     $ 24,900
Net (Loss) year ended 12/31/98                                               ($61,600)
                                   --------------------------------------------------
BALANCE - DECEMBER 31, 1998            150,000     $   150     $ 74,850      ($62,827)

Net (Loss) year ended 12/31/99                                               ($38,132)
                                   --------------------------------------------------

BALANCE - DECEMBER 31, 1999            150,000     $   150     $ 74,850     ($100,959)

Net (Loss) year ended 12/31/00                                                ($6,881)
                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2000            150,000     $   150     $ 74,850     ($107,840)

Net (Loss) year ended 12/31/01                                               ($15,337)
                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2001            150,000     $   150     $ 74,850     ($123,177)

20:1 forward stock split 1/18/02     2,850,000

3 for 1 stock dividend 11/14/02      6,240,000

Net (Loss) year ended 12/31/02                                               ($34,623)
                                   --------------------------------------------------

BALANCE - DECEMBER 31, 2002          9,240,000     $   150     $ 74,850     ($157,800)

Retirement of Stock - 9/30/03       (3,000,000)        (49)     (24,302)
Net Gain year ended 12/31/03                                                 $107,151
                                   --------------------------------------------------
BALANCE - DECEMBER 31, 2003          6,240,000     $   101     $ 50,548      ($50,649)
                                   ==================================================


   The accompanying notes are an integral part of these financial statements.


                                     - 12 -
================================================================================

REDHAND INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS

                                                FOR THE YEAR ENDING DECEMBER 31,
                                                   2003          2002          2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss from Discontinued Operations           (74,763)      (34,623)      (15,337)
Adjustments to reconcile net income (loss)
to cash provided by operating activities:
Depreciation                                      2,358         3,144         3,144
Gain on Sale of Restaurant                      181,914            --            --
Decrease (Increase) in Inventory                 14,842           797        (1,655)
Increase in Accounts Payable                    (48,326)       12,794         7,910
Increase in Officer's advances                  (57,592)       48,326            --
Increase (Decrease) in Accrued Liabilities       (4,297)      (30,438)        5,829
                                             ----------    ----------    ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES        14,136            --          (109)
                                             ----------    ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of Equipment                                10,215            --            --
                                             ----------    ----------    ----------
NET CASH FROM INVESTING ACTIVITIES               10,215            --            --
                                             ----------    ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Retirement of Common Stock                      (24,351)           --            --
                                             ----------    ----------    ----------
NET CASH USED IN FINANCING ACTIVITIES           (24,351)
                                             ----------    ----------    ----------

Net increase (decrease) in Cash                      --            --          (109)
Cash - Beginning of Period                           --            --           109
                                             ----------    ----------    ----------
Cash - End of Period                                 --            --            --
                                             ==========    ==========    ==========


   The accompanying notes are an integral part of these financial statements.


                                     - 13 -
================================================================================

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

The Company, which was organized on October 9, 1997 under the laws of the State of Nevada under the name Eight Ball Corporation, presently has very limited operations.

GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no operating history nor any revenues or earnings from operations. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital until such time the Company becomes profitable or effectuates a merger or acquisition by or into a profitable company. The lack of financial resources and liquidity raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. The Company uses the accrual method of accounting.

2. ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. CASH AND CASH EQUIVALENTS-For the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2003, December 31, 2002 and December 31, 2001.

4. INVENTORY-Inventories are stated at the lower of cost (which approximates first-in, first-out cost) or market.

5. PROPERTY AND EQUIPMENT-Property and Equipment is stated at cost. Depreciation is recorded using the straight-line method over the estimated useful life of the asset of three to seven years.

6. INCOME TAXES-Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

ITEM 8. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) PREVIOUS INDEPENDENT ACCOUNTANTS

On October 2nd, the Board of Directors of Secure Blue, Inc. (the "Registrant") accepted the resignation of Mark Sherman, CPA ("Sherman") as the independent public accountants. Sherman's reports on the Registrant's financial statements for the quarter ended June 30th, 2003 and year end Dec 31st, 2002 and December 31st 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting. During the Registrant's two most recent fiscal years ended December 31st, 2001 and December 31st, 2002 and the subsequent interim period through August 14th, 2003, there were no disagreements between the Registrant and Sherman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Sherman's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


                                     - 14 -
================================================================================

On October 2nd, 2003 the Company (the Registrant) with the approval of the Audit Committee of the Board of Directors engaged Eisner LLP as its new independent accountants. On October 14th, 2003 the Board of Directors of RedHand International, Inc. (the Registrant) accepted the resignation of Eisner LLP (Eisner) as the Public Accountants. No work had been performed by Eisner LLP.

(b) On November 4, 2004, the Company (the Registrant) with the approval of the Audit Committee of the Board of Directors engaged United Financial LLC as its new independent accountants.

PART THREE

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

As of December 31, 2003, the officers below beneficially owned none of the Company's common stock.

Richard Oravec             30              President (Until August 10, 2004)
Simon Thurlow              39              President (Appointed August 10, 2004)

RICHARD ORAVEC is a seasoned financial engineer of emerging technology companies involved in freight logistics, healthcare and financial services. Mr. Oravec has successfully structured corporate finance syndications and private placements in small and medium sized public and private companies. Mr. Oravec holds an MBA from Fordham University in New York.

SIMON P. THURLOW has been the President/Financial Officer and sole Director of Autocarbon, Inc. since February 15th, 2004. He is a member of the bar in the United Kingdom. He has been employed as a part time law clerk for Roger Fidler, Esq., New Jersey since 2001 and the Law Office of Michael S. Krome since February 2003, the Registrant's current Counsel. From 1999 to 2001, Mr. Thurlow was the President of LHW Equities, Inc., a boutique investment banking concern. From 1998 to 1999, he was a vice president of ThurCon Capital Corporation, Inc., a boutique investment banking concern. From 1995 to 1998 he was a registered representative with Bernard Richards Securities, Inc. specializing in bankrupt and distressed companies.

Five officers of RedHand(TM) Software, Ltd. (a U.K Corporation), James Leslie Pilkington, CEO, Derek Witherington, Fenella McMorland Hunter, Roy Davis, and Nigel Soane-Sands, who were to join the Company's Board upon completion of the merger (See Item. 6) resigned after the transaction did not take place.

ITEM 10. EXECUTIVE COMPENSATION

For the year ended December 31, 2003, no current or former Officer and/or Director has been compensated with salaries or other form of remuneration.


                                     - 15 -
================================================================================

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 30, 2004, by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting power and investment power with respect to such shares. Total number of shares originally authorized was 50,000,000 shares of common stock, each of which had a $.001 per share par value. As of December 31, 2003, a total of approximately 6,240,000 shares of Common Stock, have been issued and are outstanding.


Shareholder                                         Number         Percentage
                                                                    Ownership
--------------------------------------------------------------------------------
Richard Oravec (1)                                       0              0%

Simon P. Thurlow (1)                                     0              0%

Banque Cantonale Vaudoise                          945,000             15%
Lausanne Switzerland

City First Mortgage Corp.                          360,000              6%
Hollywood, FL

Frank Holze                                        360,000              6%

Strasse SA                                         360,000              6%

(1) Directors and Officers as a group (2 people)         0              0%

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As mentioned previously Jose F. Garcia, who owned 32% of Company stock outstanding at the time, acquired the Company's operating subsidiary in consideration for canceling his stock. In recent years the restaurant's financial result had worsened, and management deemed it to be in the best interests of shareholders to exit the business.

ITEM 13. EXHIBITS & REPORTS OF 8-K

(a) Exhibits

      31.1  Rule 13a-14(a)/15d-14(a) Certification of President, Simon Thurlow

      32.1  Section 1350 Certification, Simon Thurlow

ITEM 13. EXHIBITS & REPORTS OF 8-K CONTINUED

(b) Reports on Form 8-K One report was filed on Form 8-K during the quarter ended December 31, 2003, as follows:

(1) On September 1, 2003, Mark Sherman, CPA ("Sherman"), resigned as the independent public accountants of Secure Blue, Inc. (the "Registrant").

(a) Previous independent accountants

On October 2nd, the Board of Directors of Secure Blue, Inc. (the "Registrant") accepted the resignation of Mark Sherman, CPA ("Sherman") as the independent public accountants. Sherman's reports on the Registrant's financial statements for the quarter ended June 30th, 2003 and year end Dec 31st, 2002 and December 31st 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting. During the Registrant's two most recent fiscal years ended December 31st, 2001 and December 31st, 2002 and the subsequent interim period through August 14th, 2003, there were no disagreements between the Registrant and Sherman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Sherman's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. On October 2nd, 2003 the Company (the Registrant) with the approval of the Audit Committee of the Board of Directors engaged Eisner LLP as its new independent accountants. On October 14th, 2003 the Board of Directors of RedHand International, Inc. (the Registrant) accepted the resignation of Eisner LLP (Eisner) as the Public Accountants. No work had been performed by Eisner LLP.

On November 4, 2004, United Financial LLC was hired as the Company's independent public accountants.


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

REDHAND INTERNATIONAL, INC.

By: /S/ Simon Thurlow
    -----------------
    Simon Thurlow, President

Date: November 9, 2004

                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Simon P. Thurlow, President, certify that:

1. I have reviewed this Yearly report on Form 10-KSB of RedHand International Inc.;

2. Based on my knowledge, this Yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this Yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the Corporation, particularly during the period in which this Yearly report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 9, 2004
                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

                                                                    Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Yearly Report of RedHand International, Inc. (the "Company") on Form 10-KSB Amendment 1 for the period ended December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon P. Thurlow as President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By /s/ Simon P. Thurlow
                                                   --------------------
                                                Simon P. Thurlow, President

November 9, 2004